UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

_____________________________________

(RULE 14a-101)

INFORMATION REQUIRED IN STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Tattooed Chef, Inc.

(Name of Registrant as Specified in Its Charter)

––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––––

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 16, 2021

DEAR STOCKHOLDER:

It is a pleasure for me to extend to you an invitation to attend the 2021 Annual Meeting of Stockholders of Tattooed Chef, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on June 3, 2021, at 9:30 a.m., Pacific Time. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/tattooedchef/2021.

The enclosed Notice of 2021 Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting.

We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online, by mail or by telephone, by following the instructions included with the proxy card.

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in Tattooed Chef, Inc. I look forward to seeing you at the Annual Meeting.

SALVATORE GALLETTI

Chief Executive Officer and Chairman of the Board

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF TATTOOED CHEF, INC.:

The Annual Meeting of Stockholders of Tattooed Chef, Inc. will be held on June 3, 2021, at 9:30 a.m., Pacific Time. Due to concerns about COVID-19, we have adopted a virtual format for the Annual Meeting to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/tattooedchef/2021.

The Annual Meeting of Stockholders is being held for the following purposes:

1.      To elect three Class I directors to hold office for a three-year term and until their respective successors are elected and qualified;

2.      To ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.      To approve an amendment to Tattooed Chef, Inc.’s 2020 Equity Incentive Plan (the “Plan”) to increase the maximum annual amount of shares that may be granted under the Plan to any non-employee director who serves as chairperson of a duly formed and authorized committee of the Board, when taken together with any cash fees paid to that director, by $25,000 to $125,000.

To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters in person or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•        Vote online or by telephone, by following the instructions included with the proxy card; or

•        Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

Only stockholders of record at the close of business on April 5, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. This proxy statement and the proxy card were either made available to you online or mailed to you beginning on or about April 19, 2021.

Proxy Voting and Internet Availability of Proxy Materials:

We are primarily furnishing proxy materials to our stockholders on the Internet rather than mailing paper copies of the materials to each shareholder. As a result, certain of our shareholders will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Proxy Statement and our 2021 Annual Report over the Internet, instructions on how to vote your shares as well as instructions on how to request a paper copy of our proxy materials, if you so desire.

The Proxy Statement and the 2021 Annual Report and any amendments to the foregoing materials that are required to be furnished to stockholders are available for you to review online at https://www.cstproxy.com/tattooedchef/2021.

By Order of the Board of Directors

STEPHANIE DIECKMANN

Secretary

April 16, 2021

TABLE OF CONTENTS

PAGE
Letter to Stockholders
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION	1
Securities Entitled to Vote	2
Matters Scheduled for a Vote	2
Board of Directors Voting Recommendation	3
How to Vote	3
Vote Required	4
How to Change Your Vote After Submitting Proxy	4
Householding	4
How to Obtain the Results of Voting at Annual Meeting	5
Our Mailing Address	5
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	6
Nominees	6
EXECUTIVE OFFICERS	10
CORPORATE GOVERNANCE MATTERS	12
Board of Directors and Committees and Selection Process	12
COMPENSATION COMMITTEE REPORT	13
Board’s Role in Risk Oversight	15
Board Leadership Structure	16
Other Information about the Board of Directors	16
PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18
PRINCIPAL ACCOUNTANT FEES AND SERVICES	20
AUDIT COMMITTEE REPORT	21
PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM ANNUAL AMOUNT OF SHARES THAT MAY BE GRANTED UNDER THE PLAN TO ANY NON-EMPLOYEE DIRECTOR WHO SERVES AS CHAIRPERSON OF A DULY FORMED AND AUTHORIZED COMMITTEE OF THE BOARD, WHEN TAKEN TOGETHER WITH ANY CASH FEES PAID TO THAT DIRECTOR, BY $25,000 TO $125,000	23
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	30
EXECUTIVE COMPENSATION AND OTHER INFORMATION	31
2020 Summary Compensation Table	31
Potential Payments Upon Termination or Change of Control	32
DIRECTOR COMPENSATION	33
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	34
Related Person Transaction Policy	35
WHERE TO GET ADDITIONAL INFORMATION	36
COST OF PROXY STATEMENT	36
STOCKHOLDER COMMUNICATIONS	36
OTHER BUSINESS	37
ANNEX A	A-1
ANNEX B	B-1

i

PROXY STATEMENT OF TATTOOED CHEF, INC..

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy card are being furnished to you in connection with the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Tattooed Chef, Inc. (“Tattooed Chef,” “we,” “us,” “our,” or the “Company”). The Annual Meeting will be held on June 3, 2021, at 9:30 a.m., Pacific Time. Due to our concerns about the coronavirus outbreak (“COVID-19”), the Annual Meeting will be held virtually. We intend to hold in-person meetings once public health conditions have improved and we have determined that it is advisable to do so. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live webcast by visiting https://www.cstproxy.com/tattooedchef/2021.

This Proxy Statement is being sent or provided on or about April 19, 2021, to stockholders of record at the close of business on April 5, 2021 (the “Record Date”) of our common stock. As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing this proxy statement (this “Proxy Statement”) and proxy card over the internet to most of our stockholders. This means that most of our stockholders will initially receive only a notice containing instructions on how to access the proxy materials over the Internet. If you would like to receive a paper copy of the proxy materials, the notice contains instructions on how you can request copies of these documents at no cost to you.

Your proxy is being solicited by our Board of Directors (the “Board” or “Board of Directors”). Your proxy may be revoked by written notice given to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date or by voting during your virtual attendance at the Annual Meeting. To vote online or by telephone, please refer to the instructions included with the proxy card. To vote by mail, please complete the accompanying proxy card and return it to us as instructed in the accompanying proxy card. Votes submitted online or by telephone or mail must be received by 11:59 p.m., Pacific Time, on June 2, 2021. Submitting your vote online or by telephone or mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than (1) the election of three Class I directors, the (2) the ratification of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and the (3) the amendment to the Plan to increase the maximum annual amount of shares that may be granted under the Plan to any non-employee director who serves as chairperson of a duly formed and authorized committee of the Board, when taken together with any cash fees paid to that director, by $25,000 to $125,000. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Meeting

This year’s Annual Meeting will be held entirely online due to the public health impact of COVID-19 and to support the health and well-being of our partners, employees and stockholders. Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing https://www.cstproxy.com/tattooedchef/2021. To join the Annual Meeting, you will need to have your 16-digit control number, which is included on your notice and your proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.

Access to the Audio Webcast of the Annual Meeting

The live audio webcast of the Annual Meeting will begin promptly at 9:30 a.m. Pacific Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions

To attend the online Annual Meeting, log in at https://www.cstproxy.com/tattooedchef/2021. Stockholders will need their 16-digit control number, which appears on the notice and the instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.

Submitting Questions at the Virtual Annual Meeting

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct (“Rules of Conduct”) that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

The Rules of Conduct will be posted on https://www.cstproxy.com/tattooedchef/2021 approximately two weeks prior to the date of the Annual Meeting.

Availability of Live Webcast to Team Members and Other Constituents

The live audio webcast will be available to not only our stockholders but also our team members and other constituents.

Securities Entitled to Vote

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, a New York corporation, you are considered the “stockholder of record,” with respect to those shares. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet or by phone as instructed in the notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the notice to ensure your vote is counted.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.

Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. As of the close of business on the Record Date, there were 81,400,199 shares of common stock outstanding. Each share is entitled to one vote per share on each proposal to be considered by our stockholders.

If you are not a stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.

Matters Scheduled for a Vote

There are three matters scheduled for a vote:

•        Proposal 1:    To elect three directors named in the proxy statement with terms to expire at the 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”);

•        Proposal 2:    To ratify the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

•        Proposal 3:    To approve an amendment to the Plan to increase the maximum annual amount of shares that may be granted under the Plan to any non-employee director who serves as chairperson of a duly formed and authorized committee of the Board, when taken together with any cash fees paid to that director, by $25,000 to $125,000 (the “Plan Amendment”) , a copy of which is attached to this proxy statement as Annex A.

Aside from the election of three Class I directors, the ratification of the selection of our independent registered public accounting firm, and the approval of the Plan Amendment, our Board of Directors knows of no matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto in accordance with the judgment of the persons appointed as proxies.

Board of Directors Voting Recommendation

Our Board of Directors recommends that you vote your shares:

•        “For” the election of all three Class I director nominees;

•        “For” the ratification of the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

•        “For” the approval of the Plan Amendment.

How to Vote

You may vote “For All”, “Withhold All”, “For All Except” or abstain from voting with respect to each nominee to the Board of Directors. For Proposals 2 and 3, you may vote “For”, “Against” or abstain from voting. The procedures for voting are outlined below.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at https://www.cstproxy.com/tattooedchef/2021, by proxy over the Internet, or by phone by following the instructions provided in the notice, or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.

1.      To vote during the Annual Meeting, follow the instructions posted at https://www.cstproxy.com/tattooedchef/2021. You will be asked to provide the 16-digit control number from the notice and follow the instructions.

2.      To vote on the Internet, go to www.cstproxy.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the notice and follow the instructions. Your vote must be received by 11:59 p.m., Pacific Time, on June 2, 2021 to be counted.

3.      To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the notice and call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m., Pacific Time, on June 2, 2021 to be counted.

4.      To vote by mail, request a paper copy of the proxy materials by following the instructions on the notice and complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Vote Required

In accordance with our amended and restated bylaws (our “Bylaws”), the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the voting power of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.

The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The three nominees receiving the highest number of votes cast “for” will be elected.

The affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the ratification of the appointment of BDO as our independent registered public accounting firm. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of BDO as our independent registered public accounting firm.

The affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the Plan Amendment. The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the Plan Amendment.

Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker nonvotes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes “against” the (1) ratification of the appointment of BDO as our independent registered public accounting firm and the (2) Plan Amendment. However, abstentions will not be counted as “against” or “for” the election of directors. Broker nonvotes will not be considered in determining the election of directors, the ratification of the appointment of BDO as our independent registered public accounting firm.

Salvatore Galletti, our Chief Executive Officer, controls approximately 40% of the total voting power of our issued and outstanding shares as of the Record Date. Please see “Security Ownership of Certain Beneficial Owners and Management” below. Mr. Galletti has indicated his intention to vote: (1) for the election of each of the three director nominees; (2) for the ratification of the appointment of BDO as our independent registered public accounting firm, and (3) for the approval of the Plan Amendment.

How to Change Your Vote After Submitting Proxy

You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

1.      A duly executed proxy card with a later date or time than the previously submitted proxy;

2.      A written notice that you are revoking your proxy to our Secretary, care of Tattooed Chef, Inc., 6305 Alondra Blvd., Paramount, CA, 90723; or

3.      A later-dated vote on the Internet or by phone or a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.

Householding

We may satisfy SEC’s rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement, annual report, and Notice of Internet Availability of Proxy Materials to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.

We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement, annual report and/or Notice of Internet Availability of Proxy Materials, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact our Chief Financial Officer at 6305 Alondra Blvd., Paramount, CA, 90723. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

How to Obtain the Results of Voting at Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a current report on Form 8-K to publish preliminary results and will file an additional current report on Form 8-K to publish the final voting results within four business days of the final voting results being made available to us.

Our Mailing Address

Our mailing address is 6305 Alondra Blvd., Paramount, CA, 90723.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

Prior to the consummation of the transactions contemplated by the agreement and plan of merger (the “Business Combination”) dated June 10, 2020, as amended on August 10, 2020, David Boris served on our board of directors and as Co-Chief Executive Officer. Prior to the closing of the Business Combination (the “Closing”), we were known as Forum Merger II Corporation, Inc., a Delaware corporation (“Forum”).

We have a classified Board of Directors that currently consists of three Class I directors, three Class II directors and three Class III directors. Our directors are elected for a term of three years, with one class of directors up for election every year. At the 2021 Annual Meeting of Stockholders, we will be electing three Class I directors, while the Class II directors will be elected at the 2022 Annual Meeting of Stockholders and the Class III directors will be elected at the 2023 Annual Meeting of Stockholders.

The Class I nominees recommended by the Board of Directors for election at the 2021 Annual Meeting are: Ryan Olohan, David Boris, and Marie Quintero-Johnson. These nominees are current members of our Board of Directors and, if elected, they will serve as directors until the 2024 Annual Meeting or until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

The affirmative vote of a plurality of the total votes cast for directors is necessary to elect a director. This means that the three nominees who receive the most votes will be elected to the three open directorships, even if they get less than a majority of the votes cast. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If at the time of the Annual Meeting one or more of the nominees have become unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) a majority of the authorized number of directors constituting the Board of Directors may, subject to the applicable requirements of the Director Nomination Agreement, dated as of June 11, 2020, as the same may be amended, supplemented, restated or otherwise modified from time to time, reduce the number of directors constituting the Board of Directors or may leave a vacancy until a nominee is identified.

The following table sets forth biographical information for the three Class I nominees to be elected at this Annual Meeting as well as all other directors who will continue serving on the Board of Directors following this meeting:

Name	Age	Director Since	Position with the Company
Class I directors nominated at the 2021 Annual Meeting of Stockholders:
David Boris	60	2018	Director
Ryan Olohan	46	2020	Director
Marie Quintero-Johnson	54	2020	Director
Class II directors whose terms expire at the 2022 Annual Meeting of Stockholders:
Jennifer Fellner	55	2020	Director
Edward Gelfand	73	2020	Director
Daniel Williamson	65	2020	Director
Class III directors whose terms expire at the 2023 Annual Meeting of Stockholders:
Paula Ciaramitaro	57	2020	Director
Salvatore “Sam” Galletti	58	2020	Director, Chair of the Board of Directors, President, Chief Executive Officer
Bryan Rosenberg	55	2020	Director

Directors Nominated for Election at the Annual Meeting

Ryan Olohan is the managing director of Food, Beverage and Restaurants at Google. Ryan started his career at Google in 2007, first overseeing the consumer packaged goods industry and has spent the past seven years as a thought leader in healthcare as the Managing Director of Google Healthcare. He leads the teams responsible for developing and managing Google’s relationships with the foremost innovators in the food, beverage and restaurant space. Mr. Olohan’s teams partner with the largest restaurant advertisers in the world to build their brands though utilizing Google’s vast search, display, mobile, online video, and other platforms. As head of the Food Industry team, Mr. Olohan is responsible for driving the teams’ strategy, industry and consumer insights, operational excellence, and thought leadership.

David Boris has served as Co-Chief Executive Officer, Chief Financial Officer and Director of Forum Merger I Corporation (“Forum I”) from its inception in November 2016 until Forum I’s business combination with ConvergeOne and served as a member of ConvergeOne’s board of directors from the business combination until ConvergeOne’s acquisition by CVC in January 2019 at $12.50 per share. He was Co-Chief Executive Officer, Chief Financial Officer and Director of Forum Merger II Corp from its inception in August 2018 until its business combination with Myjojo, Inc. Mr. Boris is currently the Co-Chief Executive Officer, Chief Financial Officer and Director of Forum Merger III Corp and the Co-Chief Executive Officer of Forum Merger IV Corp. Mr. Boris has been the Co-Chief Executive Officer of Form Merger IV Corp. since March 2021. He has over 30 years of Wall Street experience in mergers and corporate finance and has been involved in approximately 20 SPAC transactions as an advisor, investment banker and/or officer or board member, including ten business combinations totaling over $5.0 billion. Mr. Boris was a Director of Pacific Special Acquisition Corp. from July 2015 until August 2017. From November 2010 to May 2013, Mr. Boris served as Chairman of Primcogent Solutions LLC, leading the board during the period of the company’s preparation to seek reorganization by way of a voluntary bankruptcy petition, which was filed in 2013. Mr. Boris served as Senior Managing Director and Head of Investment Banking at Pali Capital, Inc., an investment banking firm, from 2007. Mr. Boris served as President of Ladenburg Thalmann Group Inc. from 1999 to 2000, and was also Executive Vice President and Head of Investment Banking at Ladenburg Thalmann & Co. Inc. from 1998 to 2000. In addition, he was a co-founder, director, and a principal stockholder of Brenner Securities Corporation and its successors. Prior to Brenner, Mr. Boris was at Oppenheimer & Company Inc., as a Senior Vice President and Limited Partner. Mr. Boris began his career as a member of the Business Development Group of W.R. Grace & Company, from 1984 to 1985. He is an active member of the Young Presidents’ Organization, an organization with over 25,000 members who are in the top position of a qualifying company or division and are directly responsible for all operations of such business or division. Mr. Boris received a M.B.A. from Columbia University Business School and a B.A. from Vassar College, cum laude.

Marie Quintero-Johnson has over 30 years of combined food and beverage experience. Currently, she serves as Vice President, M&A, Insights, and Corporate Real Estate for The Coca-Cola Company, a role she has held since 2002. In her current role, Ms. Quintero-Johnson supports the development and implementation of Coca-Cola’s global strategy through various growth, efficiency, and scale initiatives. During her tenure, the Coca-Cola Company has completed more than $40 billion worth of transaction in over 100 countries, and has significantly increased the number of brands under its corporate umbrella. Prior to joining the Coca-Cola Company in 1992, Ms. Quintero-Johnson began her career at Coopers & Lybrand (n.k.a PricewaterhouseCoopers). Ms. Quintero-Johnson currently sits on the Board of Coca-Cola Beverages Africa, Coca-Cola Bottling of Egypt, Atlanta Downtown Improvement District, and Cristo Rey Atlanta high School. She received her M.B.A. from the Darden Graduate School of Business Administration, University of Virginia, and her B.S. in Accounting and International Business from Georgetown University. Ms. Quintero-Johnson is a Certified Public Accountant.

Directors Continuing in Office Until the 2022 Annual Meeting

Edward Gelfand has over four decades of combined legal experience involving business and securities regulation. Mr. Gelfand specializes in public and private securities offerings and syndications, securities compliance and transactions, public company filings, merger and acquisitions, as well as other related practices. Mr. Gelfand is an active member of the State Bar of California, and is a partner in the law firm of Gartenberg Gelfand Hayton LLP and also serves as of counsel to the law firm of Gundzik Heeger LLP. Mr. Gelfand has served and continues to serve as corporate securities counsel for several SEC-reporting public companies, including QS Energy, Inc., Rightscorp Inc., Iroquois Valley Farmland REIT, PBC (Regulation A+), Massroots, Inc. and PPOL, Inc. He also serves as corporate counsel to numerous private companies and individuals. Mr. Gelfand has experience across a wide range of industries, including broker-dealers, investment advisers, restaurants, film distribution pro boxing, renewable energies, aeronautics, auto racing, and real estate. Mr. Gelfand has been engaged in private and government practice since 1976. He has previously served as a staff attorney, special counsel, and as a Chief, Branch of Enforcement, in the Los Angeles Regional Office of the U.S. Securities and Exchange Commission. He has also served as an arbitrator for the NASD, now Financial Industry Regulatory Authority (FINRA), and been appointed as a receiver by numerous federal courts. Mr. Gelfand received a B.S. from Roosevelt University in 1970, and a J.D. from the University of San Fernando Valley College of Law in 1976.

Daniel Williamson is currently a consultant and private investor. Mr. Williamson was the founder and past President and CEO of Aspen Medical Products from October 1993 until November 2020. He was responsible for their global operations with offices in United States, Mexico, Germany and Scotland. He was the majority owner of the business until it was sold to the Cortec Group in 2019. Under his leadership, Aspen Medical Products became the premier leader in Spinal Bracing. Prior to founding Aspen Medical Products, Mr. Williamson was the COO and CFO for California Medical Products from 1988 to 1991, and the General Manager for Ladera Medical California from 1991 to 1995, to whom California Medical Products was sold in 1991. Mr. Williamson began his career in 1978 at American Hospital Supply Corporation, which subsequently merged with Baxter International. He has held positions in operations, finance and accounting for multiple divisions of both companies. Mr. Williamson won the EY Entrepreneur Award for Orange County CA in 2017 for his innovative leadership at Aspen. Mr. Williamson also serves as the Chairman of Alger Precision Manufacturing, Reflections Holdings and Deep Roots Bible Curriculum. He is also on the Board of Focal Point Ministries and The Premier Christian Education Group. Mr. Williamson has a Bachelor of Science degree in Accounting from Miami University in Ohio and holds a CPA.

Jennifer Fellner is a veteran communications consultant with 30 years of broad public relations experience at national communication agencies helping a wide range of clients from start-ups developing brands to Fortune 500 companies successfully communicating with stakeholders across industries spanning consumer products, technology, food and politics. She has been privileged to work with brands such as Apple Computer, Annie’s Organics, Brinker International, Clif Bar, ESPN, Hasbro, Horizon Organic, Intuit, LeapFrog Toys, Lundberg Family Farms, Peet’s Coffee & Tea, Polycom, Safeway, SEGA, Seiko and Toys “R”Us among others. Dedicated to delivering fresh ideas, measurable results and strategic insights, she recently founded Ally Advisers, a Communications Consultancy. Ms. Fellner’s focus on reputation management and sustainability gives her deep experience in financial communications, executive communications, influencer relations and social media, as well as issues management, counseling clients with challenges ranging from exploding toys, food manufacturing safety issues and online financial fraud. Ms. Fellner’s focus on Reputation Management and Sustainability gives her deep experience in financial communications, executive communications and speechwriting, as well as crisis communications and issues management, counseling clients with challenges ranging from exploding toys, food tampering to online financial fraud.

Directors Continuing in Office Until the 2023 Annual Meeting

Salvatore “Sam” Galletti has served as our President and CEO since our founding in 2009 as Stonegate Foods, Inc. Mr. Galletti has over 35 years’ experience in the food industry including prior operational and investor roles at Ittella, Sonora Mills, Good Karma Foods, and others, where he gained experience manufacturing a variety of products including seafood, breaded vegetables, grilled chicken and other organic foods. Through these prior roles, he has established key relationships with many of the retailers who now carry our products. Mr. Galletti initially intended that we be primarily an importer of Italian vegetables and other products, having realized the quality of produce from Italy surpassed that of available comparable produce from the U.S. Following our entrance into private label production and manufacturing of frozen products in our own facility, the name was changed to Ittella International in 2015. Mr. Galletti also serves as one of our directors.

Bryan Rosenberg has held executive management positions within food and beverage companies for over 30 years. Mr. Rosenberg is the President and CEO of Thai Union North America. He is responsible for its two operating companies, Chicken of the Sea International (COSI) and Chicken of the Sea Frozen Foods (COSFF). The two subsidiaries have annual revenue of approximately $1.4 billion and provide the greatest portion of revenue globally for Thai Union, the world’s largest producer of shelf-stable tuna products with annual sales exceeding $4.3 billion and a global workforce of over 47,000 people. Prior to his current role, Mr. Rosenberg served as President and CEO of COSFF since he established the Company in 2006 in partnership with Thai Union. Under Mr. Rosenberg’s leadership, COSFF has become the largest importer of shrimp, lobster, and crab meat in the US, selling into all channels of trade with annual revenue approaching $1.0 billion. Mr. Rosenberg also serves on the Board of Advisors for the Department of Economics at University of California, Santa Barbara, where he is a Magna Cum Laude graduate with a B.A. in Business Economics.

Paula Ann Ciaramitaro is a seasoned financial executive with more than 25 years of experience in the food industry. She has served as the Controller for J&D Seafoods, Inc. since 1994 and has extensive experience managing accounts receivable, accounts payable, inventory and trading, product sourcing and creation, developing trading strategies in a very competitive seafood market, and much more. Prior to her position with J&D Seafoods, she founded her own travel agency, M.A.P. Travel, Inc., which she operated from 1982 to 1987. Through June 30, 2020, Ms. Ciaramitaro served as the President of the University of Southern California (“USC” or the “University”) Town and Gown, which is the largest USC alumni organization in existence and oversaw a $46 million budget for the organization. She currently serves as an advisor to the Board of Town and Gown. She has been highly involved with philanthropic and fundraising efforts for the University and was instrumental in working with the USC Board of Trustees to coordinate a $6 billion fundraising effort for the University. She graduated from the University of Southern California in 1985 with a B.S. in Business Administration and a Master of Business Administration from the University of Phoenix in June 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN (ITEM NO. 1 ON THE ENCLOSED PROXY CARD).

EXECUTIVE OFFICERS

General

The table below identifies, and provide certain information concerning, our current executive officers other than our current President and Chief Executive Officer, whose information is included above.

Name	Position	Age
Stephanie Dieckmann	Chief Financial Officer, Secretary and Chief Operating Officer	44
Giuseppe Bardari	President, Ittella Italy	42
Sarah Galletti	Creative Director	35

Stephanie Dieckmann has served as our COO from 2017 to 2020 and also currently serves as our CFO and has over 12 years of combined food industry experience. In her role as CFO, she oversees all of our accounting, business support, financial planning and analysis, treasury, real estate and tax functions. Ms. Dieckmann was appointed as our CFO on April 15, 2021. In her role as COO, Ms. Dieckmann is primarily responsible for all operations in the U.S. and has spearheaded our growth from approximately $32.5 million in sales in 2017 to approximately $148.5 million in 2020. Prior to joining us, Ms. Dieckmann was CFO at APPA Fine Foods, a private label food manufacturer of fresh ready to eat, frozen meals, and grilled chicken products, where she worked for over seven years. She also held a financial controller position with The Perfect Bite Co., a gourmet frozen appetizer company. During her time at APPA Fine Foods, Ms. Dieckmann became acquainted with Mr. Galletti, who was a former investor in the company.

Giuseppe Bardari is the current President of Ittella Italy, our wholly-owned subsidiary. Mr. Bardari joined us in 2010 as a Director of International Business Development, a position which he held for seven years, and was responsible for the procurement of items from Italy and managing the process of items leaving Italy and arriving in the United States. In 2017, he became President of our Italian division, Ittella Italy. Mr. Bardari is responsible for overseeing all operations of Ittella Italy, which includes managing relationships with local growers, procuring imported ingredients and the exporting of finished products. Mr. Bardari holds additional frozen food industry experience from over six years spent as an export manager for Gias Spa. He holds a Degree in Economics from Messina University and MBA with specialization for Hi-Tech from Sdipa/Bocconi. Mr. Bardari continues to oversee all Italian operations.

Ittella Italy is involved in certain litigation related to the death of an independent contractor who fell off the roof of Ittella Italy’s premises while performing pest control services. The case was brought by five relatives of the deceased worker. The five plaintiffs are seeking collectively 1,869,000 Euros from the defendants. In addition to Ittella Italy, the pest control company for which the deceased was working at the time of the accident is a co-defendant. Furthermore, under Italian law, Mr. Bardari, the president of an Italian company, is automatically criminally charged if a workplace death occurs on site. Ittella Italy has engaged local counsel, and while local counsel does not believe it is probable that Ittella Italy or its president will be found culpable, Ittella Italy cannot predict the ultimate outcome of the litigation. Procedurally, the case remains in a very early stage of the litigation. Ultimately, a trial will be required to determine if the defendants are liable, and if they are liable, a second separate proceeding will be required to establish the amount of damages owed by each of the co-defendants. Both co-defendants have insurance policies that may be at issue in the case. Ittella Italy believes any required payment could be covered by its insurance policy; however it is not possible to determine the amount at which the insurance company will reimburse Ittella Italy or whether any reimbursement will be received at all. Based on information received from its Italian lawyers, Ittella Italy believes that the litigation may continue for a number of years before it is finally resolved.

Sarah Galletti holds the title of “Tattooed Chef” and Creative Director and since 2014 has led our transition from a producer of private label frozen vegetables to a branded, innovator of frozen plant-based meals and snacks. She is primarily responsible for the development of new products as well as the strategic and creative direction of the Tattooed Chef brand. Ms. Galletti remains highly involved in our sales and marketing efforts, including management of the Tattooed Chef brand’s digital marketing platform and development of our online direct-to-consumer functionality.

Prior to her involvement with us, Ms. Galletti spent time in Italy working as a pizza and pastry chef at various eateries. Ms. Galletti’s time abroad led to her inspiration for the Tattooed Chef brand, having recognized a lack of high-quality, plant-based options available within the U.S. Since 2014, Ms. Galletti worked with us to develop and create the Tattooed Chef brand as an expression of her passion to supply consumers with unique, clean label, plant-based meals and other food products.

Family Relationships

Salvatore Galletti is the father of Sarah Galletti.

CORPORATE GOVERNANCE MATTERS

Director Independence

The Board has determined that, other than Mr. Galletti, each of the members of the Board is an independent director within the meaning set forth under applicable rules of the Nasdaq Stock Market. Mr. Galletti does not meet the requirements for director independence because he serves as our President and Chief Executive Officer.

Board of Directors and Committees and Selection Process

Our Board held two regular meetings and one special meeting in 2020 and acted by unanimous written consent on two occasions during 2020. Each of our directors attended at least 75% of the aggregate of: (i) the total number of meetings of the Board held during the period in which he or she was a director and (ii) the total number of meetings held by all committees of the Board on which he or she served.

Directors are elected annually and serve until their successors are duly elected and qualified or their earlier resignation or removal. Officers serve at the discretion of the Board.

Committees of the Board of Directors

Our Board has four committees: the Audit Committee, the compensation committee, the nominating and corporate governance committee, and the food safety committee. The following table identifies the independent members of the Board and lists the members and chairperson of each of these committees:

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Food Safety Committee
Bryan Rosenberg	I		C		X
Paula Ciaramitaro	I	X		X
Edward Gelfand	I	C		X
Daniel Williamson	I			C
Jennifer Fellner	I		X
Ryan Olohan	I				C
David Boris	I		X
Marie Quintero-Johnson	I	X			X

____________

I = Director is independent

X = Current member of committee

C = Current member and chairman of the committee

Audit Committee

The audit committee oversees our corporate accounting and financial reporting process. Specific responsibilities of our audit committee include:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing policies on risk assessment and risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

Our audit committee consists of Edward Gelfand, Paula Ciaramitaro and Marie Quintero-Johnson, with Mr. Gelfand serving as the chair of the committee. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that all of the members of the audit committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq with respect to audit committee membership. The Board has also determined that Mr. Gelfand and Ms. Ciaramitaro qualify as our “audit committee financial experts,” as that term is defined in Item 407(d)(5) of Regulation S-K. Our Board has also determined that each member of the audit committee has the requisite financial expertise required under the applicable requirements of Nasdaq. During 2020, the audit committee held four meetings and acted by unanimous written consent on zero occasions.

Compensation Committee

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. Specific responsibilities of the compensation committee will include:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee consists of David Boris, Jennifer Fellner and Bryan Rosenberg, with Mr. Rosenberg serving as the chair of the committee. Our Board has determined each member is a ”non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary purpose of the compensation committee is to discharge the responsibilities of the Board to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate. During 2020, the compensation committee held one meeting and acted by unanimous written consent on zero occasions.

Compensation Setting Process

Under its charter, our compensation committee is responsible for, among other things, reviewing compensation arrangements for any person designated by the Board as an “officer” as defined in Rule 16a-1 for purposes of Section 16 of the Exchange Act of 1934 (each a “Section 16 Officer”), including our Chief Executive Officer. In exercising this authority, our compensation committee reviews and approves corporate goals and objectives relevant to Section 16 Officer compensation at least annually; evaluates executive officer and CEO performance in light of such goals and objectives, including the relationship of such compensation to corporate performance; and, based on such evaluation, determines the level of executive officer and CEO compensation. Our compensation committee may form subcommittees for any purpose that the committee deems appropriate and may delegate to such subcommittees such power and authority as the committee deems appropriate.

Our compensation committee then reviews the recommendations and other data and makes decisions as to the total compensation for each executive officer, as well as the allocation of the amount of total compensation between base salary, bonus, incentive or performance-based compensation, and equity awards. No executive officer has any role in approving his or her own compensation. Our compensation committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.

Compensation Consultant

Our compensation committee has the sole authority to retain the services of compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the committee in carrying out its responsibilities. During 2020, our compensation committee did not engage a compensation consulting firm.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.

Our nominating and corporate governance committee consists of Messrs. Ciaramitaro, Williamson, and Gelfand. Our Board has determined each member is independent under Nasdaq listing standards. The chairperson of our nominating and corporate governance committee is Mr. Williamson. Specific responsibilities of the compensation committee will include:

•        making recommendations to our Board regarding candidates for directorships;

•        making recommendations to our Board regarding the size and composition of our Board;

•        making recommendations for compensation for Board members;

•        overseeing our corporate governance policies and reporting; and

•        making recommendations to our Board concerning governance matters.

During 2020, the nominating and corporate governance committee held one meeting and acted by unanimous written consent on zero occasions.

With respect to Board membership, the nominating and corporate governance committee’s goal is to assemble a Board that brings a variety of perspectives and skills derived from high quality business and professional experience.

The Board believes that directors should have diversity of knowledge base, professional experience and skills, and actively seeks director candidates who bring such diversity, in addition to diversity of age, gender, nationality, race, ethnicity and sexual orientation. When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the nominating and corporate governance committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, multiple members of the nominating and corporate governance committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.

Pursuant to the terms of its charter and our corporate governance guidelines, the nominating and corporate governance committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the nominating and corporate governance committee to consider as potential director candidates by submitting the candidate’s name, contact information and biographical information in writing to the “Tattooed Chef nominating and corporate governance committee” c/o Chief Financial Officer, 6305 Alondra Blvd., Paramount, CA, 90723. The biographical information and background materials of any such candidate will be forwarded to the nominating and corporate governance committee for its review and consideration. The committee’s review process for candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. In addition to the process discussed above regarding the consideration of the nominating and corporate governance committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our Annual Meeting of Stockholders.

Food Safety Committee

Our food safety committee consists of Messrs. Olohan, Quintero-Johnson, and Rosenberg. The chairperson of our food safety committee is Mr. Olohan. Specific responsibilities of the food safety committee will include:

•        overseeing management’s performance of complying with food safety laws;

•        reviewing and evaluating practices, procedures, strategies and initiatives to protect food safety;

•        reviewing and evaluating trends, issues and concerns which affect or could affect our food safety practices, and the risks arising therefrom, in light of our overall efforts related to food safety;

•        obtaining reports from members of management as the committee deems necessary or desirable in connection with our practices, procedures, strategies and initiatives relating to food safety, and risks arising therefrom;

•        identifying, investigating and addressing allegations of potential non-compliance with applicable laws and regulations;

•        reviewing and evaluating any corrective action taken by management to address any food safety related risks or incident, if any, and advising the Board regarding any proposed action in relation thereto; and

•        overseeing our response to stockholder proposals relating to food safety.

During 2020, the food safety committee held no meetings and acted by unanimous written consent on zero occasions.

Board’s Role in Risk Oversight

The Board has ultimate responsibility for oversight of our risk management processes. The Board discharges this oversight responsibility through regular reports received from and discussions with senior management on areas of material risk exposure to us. The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight and is currently overseeing our business continuity risks, such as risks relating to the COVID-19 pandemic, it is supported in this function by its audit committee, compensation committee, nominating and corporate governance committee, and food safety committee. Each of the committees regularly reports to the Board.

Board Leadership Structure

Our Bylaws provide that the same person may serve Chairperson of the Board and the Chief Executive Officer. Salvatore Galletti currently serves as the Chief Executive Officer and Chairperson of the Board. The Company believes that Mr. Galletti, as a Company executive, is in the best position to fulfill the Chairperson’s responsibilities, including those related to identifying emerging issues facing the Company, communicating essential information to the Board about the Company’s performance and strategies, and proposing agendas for the Board. We believe his in-depth knowledge of the Company and his extensive executive and management experience makes him uniquely well positioned to lead the Board in developing and monitoring the strategic direction of the Company.

Other Information about the Board of Directors

Committee Charters and corporate governance guidelines

Our corporate governance guidelines, charters of the audit committee, compensation committee, nominating and corporate governance committee and food safety committee and other corporate governance information are available under the Corporative Governance section of the Investor Information page of our website at www.tattooedchef.com, or by writing to our Chief Financial Officer at our offices at 6305 Alondra Blvd., Paramount, CA, 90723.

Code of Ethics

We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of ethics is available on our website at www.tattooedchef.com. To the extent required by law, we expect to disclose any amendments to the code, or any waivers of its requirements, on our website.

Annual Meeting Attendance

Although we do not have a policy with regard to Board members’ attendance at our annual meetings of stockholders, all of our directors are encouraged to attend such meetings. We expect that all of our directors will attend the 2021 Annual Meeting.

Board Criteria

In considering whether to recommend a prospective nominee for selection by the Board, including candidates recommended by stockholders, the nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. However, Tattooed Chef believes that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. The nominating and corporate governance committee recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of, among other things, experience, knowledge, and abilities required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations.

A stockholder who wishes to recommend a prospective nominee for the Board should notify our Secretary or any member of the nominating and corporate governance committee in writing with whatever supporting material the stockholder considers appropriate. The nominating and corporate governance committee will also consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Bylaws relating to stockholder nominations. Communications can be directed to our Chief Financial Officer or Secretary or any member of the nominating and corporate governance committee in accordance with the process described in “Stockholder Communications” below.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval policies and procedures and the requirements of applicable law, all services to be provided by BDO are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether these services are consistent with the independent registered public accounting firm’s independence and whether these services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by BDO and determined that the provision of such services was compatible with maintaining the independence of BDO.

PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The audit committee of our Board has selected BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. BDO has been engaged by us since November 9, 2020. Representatives of BDO are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the audit committee is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in our and our stockholders’ best interests.

Change in Auditor

On October 15, 2020, the audit committee approved the engagement of BDO as our independent registered public accounting firm effective as of the Closing to audit our consolidated financial statements for the year ended December 31, 2020. The audit committee of the board of directors of Forum prior to the Closing resolved that Marcum LLP, an independent registered public accounting firm (“Marcum”), would be dismissed as the Company’s independent registered public accounting firm effective upon filing of our Form 10-Q for the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Forum (this date is November 9, 2020 and is the “10-Q Filing Date”). Accordingly, Marcum was dismissed as our independent registered public accounting firm effective as of the 10-Q Filing Date. On October 21, 2020, we disclosed the dismissal of Marcum in a current report on Form 8-K.

Marcum’s report on Forum’s financial statements as of December 31, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement by Forum, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

During the period from May 4, 2018 (Forum’s inception) through December 31, 2019 and the subsequent interim period preceding the engagement of BDO, Forum did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Forum’s financial statements, and neither a written report was provided to Ittella Parent or oral advice was provided that BDO concluded was an important factor considered by Ittella Parent in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the annual meeting or represented by proxy at the annual meeting will be required to ratify the selection of BDO for our fiscal year ending December 31, 2021. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

Salvatore Galletti, our Chairman and Chief Executive Officer, controls approximately 40% of the total voting power as of the Record Date. Please see “Security Ownership of Certain Beneficial Owners and Management” below.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE
“FOR” PROPOSAL 2 (ITEM NO. 2 ON THE ENCLOSED PROXY CARD).

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

The following table summarizes the fees billed by our current independent registered public accounting firm, BDO, and by Marcum, for professional services rendered during 2020 and by Marcum during 2019:

	2020(4)	2020(5)	2019
Annual Audit Fees(1)	$396,000	114,536	66,538
Tax Fees(2)	$—	8,446	12,978
All Other Fees(3)	$75,000	—	—
Total Fees For Services	$471,000	$114,536	$66,538

____________

(1)      Annual audit fees for the audit of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(2)      Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(3)      Audit-related fees are attributable to professional services in connection with our Forms S-1, S-1/A and Form S-8 filings.

(4)      Audit fees represent the aggregate fees billed to us by BDO for professional services rendered for the audit of our annual consolidated financial statements as of and for the year ended December 31, 2020.

(5)      Audit fees represent the aggregate fees billed to us by Marcum for professional services from January 1, 2020 through the date of Marcum’s dismissal, which is November 9, 2020.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed soliciting material or to be filed with the SEC, nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that Tattooed Chef, Inc. and its subsidiaries (collectively, the “Company”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee is to oversee, on behalf of the entire Board: (a) the accounting and financial reporting processes of the Company, (b) the audits of the Company’s financial statements, (c) the qualifications, independence and performance of the public accounting firm engaged as the Company’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Company, (d) the performance of the Company’s internal auditor and independent registered public accounting firm, and (e) conduct an appropriate review and oversight of all related party transactions for potential conflict of interest and report to the full Board on any approved transactions.

The Audit Committee annually reviews the performance of its duties under its charter. The charter complies with all current regulatory requirements, including requirements pertaining to the Nasdaq Stock Market listing standards definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2020, the Audit Committee held four meetings. The Audit Committee’s meeting agendas are established by the Audit Committee Chairman. The Audit Committee met with the senior members of the Company’s financial management team prior to the meeting.

The Audit Committee appointed BDO as the Company’s independent registered public accounting firm for the year ended December 31, 2020, and reviewed with the Corporation’s financial managers, the independent registered public accounting firm, and the Company’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Company’s financial reporting.

The Company’s management is primarily responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. As the Company’s independent registered public accounting firm, BDO is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2020. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence from the Company and its management. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence.

Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 to be filed with the SEC.

The Audit Committee is composed of Edward Gelfand, Chairman, Paula Ciaramitaro and Marie Quintero-Johnson.

AUDIT COMMITTEE

Edward Gelfand, Chairman

Paula Ciaramitaro

Marie Quintero-Johnson

April 16, 2021

PROPOSAL NO. 3 — APPROVAL OF AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM ANNUAL AMOUNT OF SHARES THAT MAY BE GRANTED UNDER THE PLAN TO ANY NON-EMPLOYEE DIRECTOR WHO SERVES AS CHAIRPERSON OF A DULY FORMED AND AUTHORIZED COMMITTEE OF THE BOARD, WHEN TAKEN TOGETHER WITH ANY CASH FEES PAID TO THAT DIRECTOR, BY $25,000 TO $125,000

We are seeking stockholder approval for an amendment to the Plan to increase the maximum annual amount of shares that may be granted under the plan to any non-employee director who serves as chairperson of a duly formed and authorized committee of the board, when taken together with any cash fees paid to that director, by $25,000 to $125,000. The Board approved the Plan Amendment on April 7, 2021.

Other than increasing the annual compensation that may be paid to any non-employee director who serves as chairperson of a duly formed and authorized committee of the Board (including the value of awards under the Plan), as described in the Plan Amendment, no other material terms of the Plan are proposed to be amended.

The Plan Amendment, if approved by our stockholders, will become immediately effective as of the date of the Annual Meeting.

Reasons for the Plan Amendment

We believe that, because the market for qualified individuals to serve as directors and, in particular, chairpersons of committees of boards, is highly competitive, our successful performance depends on our ability to offer fair compensation packages to these individuals that are competitive. While we recognize that director retention is critical for all companies, we also believe that the nature of our business and the competitiveness of our market make such retentions even more critical. In that regard, the ability to offer equity-based compensation to non-employee directors who serve as chairpersons of committees of the Board (“Qualified Non-Employee Directors”), which both aligns Board behavior with stockholder interests and provides a retention tool, is vital to our future growth and success.

The Plan Amendment would enable us to offer compensation packages to Qualified Non-Employee Directors that are more competitive than those offered by similar businesses, which would enhance our ability to attract and retain superior Qualified Non-Employee Directors.

Material Terms of the Plan

The material terms of the Plan, as currently contemplated by our Board, are summarized below and qualified entirely by the full text of the Plan. A copy of the Plan is attached to this proxy statement as Annex B.

Administration.    The compensation committee administers the Plan. The compensation committee generally has the authority to designate participants, determine the type or types of awards to be granted to a participant, to determine the terms and conditions of any agreements evidencing any awards granted under the Plan (including any vesting and vesting acceleration provisions), to interpret the Plan and/or the award agreements, and to adopt, alter and/or repeal rules, guidelines and practices relating to the Plan or awards, as applicable (including any amendments to the terms and conditions of outstanding awards in response to changes in applicable laws). The compensation committee will have full discretion to administer and interpret the Plan and to make any other determinations and/or take any other action that it deems necessary or desirable for the administration of the Plan.

Eligibility.    Certain of our employees, directors, officers, advisors or consultants and certain prospective employees, directors, officers, advisors or consultants of the Company or its Affiliates are eligible to participate in the Plan. Approximately 500 employees, consultants and service providers and all of our directors are eligible to participate in the Plan.

Number of Shares Authorized.    The Plan provides for an aggregate of 5,200,000 shares of common stock to be available for awards. The maximum aggregate grant-date fair value of awards granted and cash fees paid to any non-employee director pursuant to the Plan during any fiscal year may not exceed a total value of $100,000 ($125,000 for Qualified Non-Employee Directors, assuming the approval of the Plan Amendment), provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Stock Market or other securities exchange on which shares of our common stock are traded) may make exceptions to this limit for a non-executive chair of our Board, if any, in which case the non-employee director receiving the additional compensation may not participate in the decision to award that compensation. Shares of common stock underlying awards under the Plan that are forfeited, cancelled, expire unexercised or are settled in cash will be available again for new awards under the Plan. If there is any change in our corporate capitalization, the compensation committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Plan, the number of shares of common stock covered by awards then outstanding under the Plan, the limitations on awards under the Plan, the exercise price of outstanding options and such other equitable substitutions or adjustments as it may determine appropriate.

The Plan will have a term of not more than ten years from the date it is approved by stockholders and no further awards may be granted under the Plan after that date.

Awards Available for Grant.    The compensation committee may grant awards of nonqualified stock options, ISOs, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, other stock-based awards, other cash-based awards, and/or dividend equivalents, or any combination of the foregoing.

Options.    The compensation committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and any successor thereto (the “Code”) for ISOs, or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to terms, including the exercise price and the conditions and timing of exercise, determined by the compensation committee and specified in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the compensation committee). The maximum aggregate number of shares of common stock that may be issued through the exercise of ISOs granted under the Plan is 5,200,000 shares of common stock. In general, the exercise price per share of common stock for each option granted under the Plan will not be less than the fair market value of the share at the time of grant. The maximum term of an option granted under the Plan will be ten years from the date of grant (or five years in the case of ISOs granted to a 10% stockholder). However, if the option would expire at a time when the exercise of the option by means of a cashless exercise or net exercise method (to the extent that method is otherwise then permitted by the compensation committee for purposes of payment of the exercise price and/or applicable withholding taxes) would violate applicable securities laws or any securities trading policy adopted by us, the expiration date applicable to the option will be automatically extended to a date that is 30 calendar days following the date the cashless exercise or net exercise would no longer violate applicable securities laws or applicable securities trading policy (so long as the extension does not violate Section 409A of the Code), but not later than the expiration of the original exercise period. Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or the compensation committee may, in its discretion and to the extent permitted by law, allow the payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by any other method that the compensation committee determines to be appropriate.

Stock Appreciation Rights.    The compensation committee is authorized to award SARs under the Plan. SARs will be subject to the terms and conditions established by the compensation committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of common stock or any combination of cash and shares of common stock, the appreciation, if any, in the value of a common share over a certain period of time. An option granted under the Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option will be subject to terms similar to the option corresponding to the SARs. SARs will be subject to terms established by the compensation committee and reflected in the applicable award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as shall be determined by the compensation committee).

Restricted Stock.    The compensation committee is authorized to award restricted stock under the Plan. Each award of restricted stock will be subject to the terms and conditions established by the compensation committee, including any dividend or voting rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Restricted stock awards are shares of common stock that generally are non-transferable and subject to other restrictions determined by the compensation committee for a specified period. Unless the compensation committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited. Dividends, if any, that may have been withheld by the compensation committee will be distributed to the participant in cash or, at the sole discretion of the compensation committee, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Restricted Stock Unit Awards.    The compensation committee is authorized to award restricted stock unit awards under the Plan. The compensation committee will determine the terms of the restricted stock units, including any dividend rights (and any performance goals and/or criteria upon whose attainment the restricted period shall lapse in part or full). Unless the compensation committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the compensation committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares of common stock at the expiration of the period over which the units are to be earned or at a later date selected by the compensation committee. Dividends, if any, that may have been withheld by the compensation committee will be distributed to the participant in cash or, at the sole discretion of the compensation committee, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable award agreement).

Other Stock-Based Awards.    The compensation committee may grant to participants other stock-based awards under the Plan, which are valued in whole or in part by reference to, or otherwise based on, shares of common stock. The form of any other stock-based awards will be determined by the compensation committee and may include a grant or sale of unrestricted shares of common stock. The number of shares of common stock related to other stock-based awards will be determined by the compensation committee. Other stock-based awards will be paid in cash, shares of common stock, or a combination of cash and shares, as determined by the compensation committee. The terms and conditions, including vesting conditions and any performance goals and/or criteria, of any other stock-based award will be established by the compensation committee when the award is made and set forth in the applicable award agreement. The compensation committee will determine the effect of a termination of employment or service on a participant’s other stock-based awards.

Other Cash-Based Awards.    The compensation committee may grant to participants a cash award that is not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan. The other cash-based awards are valued in whole or in part by reference to, or otherwise based on, cash. The form of any other cash-based awards will be determined by the compensation committee. Other cash-based awards will be paid in cash, as determined by the compensation committee. The terms and conditions, including vesting conditions and any performance goals and/or criteria, of any other cash-based award will be established by the compensation committee when the award is made and set forth in the applicable award agreement. The compensation committee will determine the effect of a termination of employment or service on a participant’s other cash-based awards.

Dividend Equivalents.    The compensation committee may provide for the payment of dividend equivalents with respect to shares of common stock subject to an award, such as restricted stock units. However, no dividend equivalent will be paid prior to the issuance of stock. Dividend equivalents may be credited as of the dividend payment dates, during the period between the grant date and the date the award becomes payable or terminates or expires, as determined by the compensation committee; however, dividend equivalents will not be payable unless and until the issuance of shares underlying the award and will be subject to forfeiture to the same extent as the underlying award. Dividend equivalents may be paid on a current or deferred basis, in cash, additional shares of common stock, or converted to full-value awards, calculated and subject to limitations and restrictions determined by the compensation committee.

Transferability.    Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The compensation committee, however, may permit awards (other than ISOs) to be transferred to family members, a trust for the benefit of the family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment and Termination.    In general, our Board may amend, suspend or terminate the Plan at any time. However, stockholder approval to amend the Plan may be necessary if the law or the Plan so requires (e.g., repricing, approval is necessary to comply with any tax or regulatory requirement, etc.). No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control.    In the event of a “Change in Control” (as defined in the Plan), the compensation committee may adjust the number of shares of our common stock or other securities (or number and kind of other securities or other property) subject to an award, the exercise or strike price of an award, or any applicable performance measure, and may provide for the substitution or assumption of outstanding awards in a manner that substantially preserves the terms of the awards, the acceleration of the exercisability or lapse of restrictions applicable to outstanding awards and the cancellation of outstanding awards in exchange for the consideration received by our stockholders in connection with the Change in Control transaction.

Clawback.    Any award subject to recovery under any law, government regulation, stock exchange listing requirement, award agreement or company policy, will be subject to deductions and clawback required to be made pursuant thereto (or any award agreement or policy adopted by us pursuant to any such law, government regulation, stock exchange listing requirement or otherwise).

International Participants.    The compensation committee may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of the foreign jurisdictions.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal U.S. federal income tax consequences related to awards under the Plan applicable to U.S. participants. This summary deals with the general federal income tax principles that apply (based upon provisions of the Code and the applicable Treasury Regulations issued thereunder, as well as judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation) and is provided only for general information. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

Non-Qualified Stock Options.    If a participant is granted a non-qualified stock option under the Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of the shares generally will be the fair market value of our common stock on the date the participant exercises the option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or Affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Incentive Stock Options.    A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any corresponding deduction. If the holding period requirements are not met, the ISO will be treated as a nonqualified stock option and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss.

In addition, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which a participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were actually nonqualified stock options. We are not entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to the exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

Stock Appreciation Rights.    Generally, a participant will recognize ordinary income upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any shares of common stock received. We or our subsidiaries or Affiliates generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock.    A participant should not have taxable income on the grant of unvested restricted stock, nor will we or our subsidiaries or Affiliates then be entitled to any deduction, unless the participant makes a valid election under Section 83(b) of the Code (as discussed below). However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income, and we or our subsidiaries or Affiliates will be entitled to a corresponding deduction in an amount equal to the difference between the fair market value of the shares at the date the restrictions lapse over the purchase price, if any, paid for the restricted stock. Other stock-based awards may be taxed in a similar manner (depending on the form of award) as when a restricted stock award is no longer subject to a substantial risk of forfeiture.

If the participant makes a valid election under Section 83(b) of the Code with respect to restricted stock, the participant generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price, if any, paid for the restricted stock, and we or our subsidiaries or Affiliates will be entitled to a deduction for the same amount.

Restricted Stock Units.    A participant will not recognize taxable income at the time of the grant of restricted stock units, and neither we nor our subsidiaries or Affiliates will be entitled to a deduction at that time. When a restricted stock unit is paid, whether in cash or common stock, the participant will have ordinary income equal to the fair market value of the shares delivered or the cash paid, and we or our subsidiaries or Affiliates will be entitled to a corresponding deduction.

Other Stock-Based Awards; Other Cash-Based Awards; Dividend Equivalents.    Generally, the granting of other stock-based awards, other cash-based awards, or dividend equivalent rights should not typically result in the recognition of taxable income by the recipient or a tax deduction by us, our subsidiaries or Affiliates. The payment or settlement of other stock-based awards, other cash-based awards or dividend equivalent rights should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid (before applicable tax withholding) or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by us. If the shares covered by the award are not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and to us will be similar to the tax consequences of restricted stock awards, as described above. If any other stock-based award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award, and we will be entitled to a corresponding tax deduction.

Federal Tax Withholding.    Any ordinary income realized by a participant upon the granting, vesting, exercise, or conversion of an award under the Plan, as applicable, is subject to withholding of federal, state, and local income taxes and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we (or, if applicable, any of our subsidiaries or affiliates) will have the right to require, as a condition to delivery of any certificate for shares of our common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding amount. Withholding does not represent an increase in the participant’s total income tax obligation because it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the following year. Deferred compensation that is subject to Section 409A of the Code (discussed below) will also be subject to certain federal income tax withholding and reporting requirements.

Million Dollar Deduction Limit and Other Tax Matters.    Under Section 162(m) of the Code, we may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1,000,000 is paid to any “covered employees” (within the meaning of Section 162(m) of the Code).

If an individual’s rights under the Plan are accelerated as a result of a Change in Control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes, if applicable) payable by the individual on the value of such accelerated rights and (ii) the loss by us of a compensation deduction.

Section 409A of the Code.    Certain types of awards under the Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of the awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). To the extent applicable, the Plan and awards granted under the Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Treasury Regulations and other authoritative guidance that may be issued under Section 409A of the Code. To the extent determined necessary and appropriate by the Audit Committee, the Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

Interest of Directors and Executive Officers.

All members of our Board and all of our executive officers are eligible for awards under the Plan and, thus, have a personal interest in the approval of the Plan.

New Plan Benefits

Grants of awards under the Plan are subject to the discretion of the compensation committee. Therefore, it is not possible to determine the future benefits that will be received by any participants under the Plan.

Vote Required for Approval

The approval of the Plan Amendment requires the affirmative vote of holders of a majority of the issued and outstanding shares of common stock. Failure to vote by proxy or to vote in person (which would include voting at the virtual special meeting), an abstention from voting, or a broker non-vote will have the same effect as a vote “AGAINST” the Plan Amendment.

The Plan Amendment is conditioned upon approval of the other condition precedent proposals. If the other condition precedent proposals are not approved, the Plan Amendment will have no effect, even if it is approved by our stockholders.

Recommendation of the Board of Directors

Our Board believes that the Plan Amendment will provide us with the continued ability to attract, retain and motivate Qualified Non-Employee Directors by aligning their interests with the interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMEND A VOTE
“FOR” PROPOSAL 3 (ITEM NO. 3 ON THE ENCLOSED PROXY CARD).

The existence of financial and personal interests of one or more of our directors may result in a conflict of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of the Company and its stockholders and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that stockholders vote for the proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Number of Shares Beneficially Owned as of April 16, 2021	Percentage of Outstanding Shares
Directors and Executive Officers of Tattooed Chef
Salvatore Galletti(2)(4)	31,420,522	38.7%
Stephanie Dieckmann(4)	500,000	0.6%
Giuseppe Bardari(3)(4)	1,500,000	1.9%
Sarah Galletti(4)(7)	—	—
David Boris(1)(4)(6)	4,935	0.0%
Edward Gelfand(4)(6)	7,471	0.0%
Bryan Rosenberg(4)(6)	7,471	0.0%
Paula Ciaramitaro(4)(6)	7,471	0.0%
Jennifer Fellner(4)(6)	7,471	0.0%
Ryan Olohan(4)(6)	7,471	0.0%
Daniel Williamson(4)(6)	257,471	0.3%
Marie Quintero-Johnson(4)(6)	4,935	0.0%
All executive officers and directors as a group (12 individuals)	34,775,218	42.9%

Five Percent Stockholders:
UMB Capital Corporation(5)	4,673,655	5.8%

____________

(1)      Mr. Boris is a managing member of Forum Capital Management II LLC, the managing member of Forum Investors II LLC, a Delaware limited liability company, and the sponsor of Forum (the “Sponsor”), and shares the voting and dispositive power of the securities held by the Sponsor. The Sponsor distributed its shares to its members, including the Boris Investment Trust. Mr. Boris, Carin Boris, Jaime Boris, and Danielle Boris are beneficiaries of this trust. Mark Goodman is the trustee of this trust and has voting and/or investment power of the securities held by this trust. This trust holds 2,146,715 shares of common stock and 34,685 shares of common stock issuable upon exercise of an equal number of Private Placement Warrants that are exercisable 30 days after the Closing. Mark Goodman is the trustee of this trust and has voting and/or investment power of the securities held by this trust. Each of these individuals disclaims beneficial ownership of the shares held by Boris Investment Trust except to the extent of his pecuniary interest therein. The address of Boris Investment Trust is c/o Mark Goodman, 5192 Clover Creek Drive, Boynton Beach, FL 33437.

(2)      Includes 654,312 shares held by Project Lily, LLC, a Delaware limited liability company (“Project Lily”). Project Lily is owned 52% by The Salvatore And Josan Galletti Revocable Family Trust, Dated March 30, 2005, 24% by Mr. Galletti’s daughter, Sarah Galletti (and our Creative Director), and 24% by his son, Abel Galletti. Salvatore Galletti has sole voting and investment power over the shares held by Project Lily. Mr. Galletti and Josan Galletti each have voting and investment power of any assets held by their trust. Josan Galletti disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly.

(3)      Represents shares held by Pizzo. Mr. Bardari owns 100% of Pizzo and has sole voting and investment power over the shares held by Pizzo.

(4)      The business address of each of these entities or individuals is 6305 Alondra Boulevard, Paramount, California 90723.

(5)      The business address of UMB is UMB Capital Corporation, 1010 Grand Boulevard, Kansas City, Missouri 64106. Voting and dispositive power of the shares held by UMB is held by its board of directors, which currently comprises Andre Trudell, Mariner Kemper, Jim Rine, Tom Terry, Dominic Karaba, Greg Carasik, and Chris Roth. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(6)      Fully vested shares of common stock issued pursuant to an incentive award agreement under the Plan, except for, in the case of Mr. Williamson, 250,000 shares acquired by him in a private sale transaction.

(7)      Does not include any shares held by Project Lily. Sarah Galletti is an owner of Project Lily, as described in footnote 2, but does not have any voting or investment power over the shares held by Project Lily.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation of the named executive officers (“NEOs”) for fiscal years ended December 31, 2020 and December 31, 2019.

Name and Principal Position	Year	Base Salary ($)		Stock Awards ($)		Option Awards ($)	All Other Compensation ($)		Total ($)
Salvatore Galletti,	2020	$272,095	(5)	$100,000	(7)	$0	$14,972	(1)	$287,067
Chief Executive Officer	2019	$187,797		0		$0	$15,954	(1)	$203,751

Giuseppe Bardari,	2020	$431,532	(2)	0		$0	$0		$431,532
President of Ittella Italy	2019	$406,581	(2)	0		$0	$0		$406,581

Stephanie Dieckmann,	2020	$163,846	(6)	0		$0	$13,040,000	(3)	$13,203,846
Chief Operating Officer	2019	$134,616		0		$0	$50,000	(4)	$184,616

____________

(1)      Consists of the value of use of a company-leased car.

(2)      Mr. Bardari’s compensation was paid in Euros. The amounts listed above were converted into United States dollars for presentation in the Summary Compensation Table based on the monthly exchange rate as of December 31, 2020. The monthly exchange rate used for the conversion was 1 Euro to 1.1987 United States dollars. As described below under “Employment Agreements,” we entered into an employment agreement with Mr. Bardari pursuant to which he earns 30,000 Euros per month for three years.

(3)      Consists of a one-time, merger-related bonus of $1,000,000 cash and stock valued at approximately $12,040,000. See “Narrative Disclosure to Summary Compensation Table — Change of Control and Severance Provisions,” and Note 3 to our consolidated financial statements included in our Annual Report on Form 10-K, filed on March 19, 2021.

(4)      Consists of discretionary bonus.

(5)      As described below under “Employment Agreements,” we entered into an employment agreement with Mr. Galletti that became effective as of the closing of the Business Combination. The salary reported above includes the prorated amount of Mr. Galletti’s salary under this employment agreement from the date of the closing of the Business Combination through December 31, 2020.

(6)      As described below under “Employment Agreements,” we entered into an employment agreement with Ms. Dieckmann that became effective as of the closing of the Business Combination. The salary reported above includes the prorated amount of Ms. Dieckmann’s salary under this employment agreement from the date of the closing of the Business Combination through December 31, 2020. Ms. Dieckmann was appointed as our CFO on April 15, 2021.

(7)      Grant of 4,935 fully vested shares of common stock issued pursuant to an incentive award agreement under the Plan. See “Director Compensation” below.

Narrative Disclosure to Summary Compensation Table

For 2020 and 2019, the principal elements of compensation provided to the named executive officers were base salaries and broad-based employee benefits.

Base Salary.    Base salaries are generally set at levels deemed necessary to attract and retain individuals with superior talent commensurate with their relative expertise and experience.

All Other Compensation.    Except for the one-time merger-related bonus to our Chief Operating Officer, all other compensation generally consists of a discretionary bonus or the value of a company-provided car.

Retirement Benefits.    We did not maintain or provide defined benefit pension, nonqualified deferred compensation or qualified defined contribution plans for the named executive officers.

Change of Control and Severance Provisions.    Ittella Parent was not a party to any agreement or understanding with respect to payments due to any of the named executive officers following a termination or change of control. However, the board of directors of Ittella Parent granted Stephanie Dieckmann a single share of Class A Special Stock of Ittella Parent that entitled Ms. Dieckmann to 500,000 shares of our common stock and $1,000,000 upon consummation of the Business Combination. Further, in connection with the restructuring that was consummated prior to the consummation of the Business Combination, Pizzo Food Srls, a company organized under the laws of Italy (“Pizzo”) contributed all of the equity interests in Ittella Italy S.R.L., a company organized under the laws of Italy (“Ittella Italy”) owned by it to Ittella’s Chef LLC in exchange for Ittella Parent issuing to Pizzo a single share of Class B Special Stock of Ittella Parent, which entitled Pizzo to 1,500,000 shares of our common stock and $2,000,000 upon consummation of the Business Combination. Giuseppe Bardari owns 100% of Pizzo and has sole voting and investment power over the shares held by Pizzo.

Employment Agreements.    We have entered into employment agreements with Salvatore Galletti, Stephanie Dieckmann, and Giuseppe Bardari.

Employment Agreement with Salvatore Galletti

Under the terms of Mr. Galletti’s employment agreement, Mr. Galletti serves as our Chief Executive Officer and President and earns a base salary of $375,000 per year for three years. During the term of Mr. Galletti’s employment agreement and for one year after termination, Mr. Galletti will be bound by non-competition and non-solicitation obligations. If Mr. Galletti is terminated without cause or resigns for good reason he will be entitled to his base salary for one year as a severance payment.

Employment Agreement with Stephanie Dieckmann

Under the terms of Ms. Dieckmann’s employment agreement, Ms. Dieckmann serves as our Chief Operating Officer and earns a base salary of $210,000 per year for three years. During the term of Ms. Dieckmann’s employment agreement and for one year after termination, Ms. Dieckmann will be bound by non-competition and non-solicitation obligations. If Ms. Dieckmann is terminated without cause or resigns for good reason she will be entitled to her base salary for one year as a severance payment.

Ms. Dieckmann was appointed as our CFO on April 15, 2021.

Employment Agreement with Giuseppe Bardari

Under the terms of Mr. Bardari’s employment agreement, Mr. Bardari serves as President of Ittella Italy S.R.L., a wholly-owned subsidiary of the Company, and earns a base salary of 30,000.00 Euros per month for three years. During the term of Mr. Bardari’s employment agreement and for one year after termination, Mr. Bardari will be bound by non-competition and non-solicitation obligations.

Potential Payments upon Termination or Change in Control

Except as discussed above, no named executive officer has a contractual or other entitlement to severance or other payments upon termination or a change in control.

Outstanding Equity Awards at 2020 Year-End

Other than a grant of 4,935 made to all of our directors, including Mr. Galletti (as discussed below), none of the NEOs named above held any equity awards as of December 31, 2020.

DIRECTOR COMPENSATION

During 2020, each of our directors was granted 4,935 fully vested shares of common stock, valued at approximately $100,000 as of the date of the grant, issued pursuant to an incentive award agreement under the Plan.

OTHER COMPENSATION PRACTICES, POLICIES AND GUIDELINES

Insider Trading Policy

The Company’s insider trading policy prohibits directors, officers, employees, and consultants (including each of our NEOs), as well as certain family members, others living in the covered person’s household, and entities whose transactions in Company securities are subject to his or her influence or control, from trading in securities of the Company (or securities of any other company with which the Company does business) while in possession of material nonpublic information, other than in connection with a Rule 10b5-1 plan adopted in compliance with the policy. Such individuals are also restricted from engaging in hedging transactions on the Company’s common stock, pledging Company common stock, or from engaging in short sale transactions, credit default swaps, and transactions in options (other than the exercise of stock options granted under the Company’s equity incentive plans), puts, calls, or other derivative securities tied to Company securities without prior approval from the Chief Financial Officer.

In addition, before any of our directors or executive officers engages in certain transactions involving Company securities, such director or executive officer must obtain pre-clearance and approval of the transaction from the Company’s Chief Financial Officer.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a summary of transactions since January 1, 2020 to which we, Forum and Tattooed Chef have been a participant, in which:

•        the amount involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation” or that were approved by our compensation committee.

We believe the terms obtained or consideration that it paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable in arm’s-length transactions.

Registration Rights

We have entered into agreements that provide certain holders of our securities, including our Chief Executive Officer and Chief Operating Officer, registration rights with respect to certain securities.

Restricted Stock Grant and Option Grant

We have entered into a restricted stock award agreement and an option agreement with Charles F. Cargile, our former Chief Financial Officer, and Thomas Matthew Williams, our Chief Growth Officer, respectively. Mr. Cargile was granted 300,000 shares of our common stock, subject to vesting and forfeiture conditions. Mr. Cargile resigned from the Company effective as of April 15, 2021 and forfeited 290,000 of these shares, none of which vested. Mr. Williams was awarded options to purchase 210,000 shares of our common stock, subject to vesting conditions.

Certain Share Transfers

Prior to the Closing, Salvatore Galletti contributed 2% of his shares of Ittella Parent to Project Lily, LLC, a Delaware limited liability company (“Project Lily”). Salvatore Galletti was the sole member of Project Lily. Salvatore Galletti then made a gift of the membership interests in Project Lily to his daughter, Sarah Galletti (who is our Creative Director), and his son, Abel Galletti. Each of Sarah and Abel Galletti, after giving effect to these gifts, own 24% of Project Lily; however, neither Sarah Galletti nor Abel Galletti has voting or investment power with respect to shares held by Project Lily.

Indebtedness

In January 2009, we entered into a promissory note with Salvatore Galletti as the lender in the amount of $50,000, which matured on December 31, 2020. This note bore interest at 4.75% over the prime rate, and was repaid on January 6, 2020.

We entered into a credit agreement with Mr. Galletti as the lender for a $1.2 million revolving line of credit in January 2007. Monthly interest payments accrued at 4.75% above the prime rate on any outstanding balance. In addition, we agreed to pay Mr. Galletti 0.67% per month on the full amount of the revolving credit line, regardless of whether we have borrowed against this line of credit. This agreement originally expired on December 31, 2011 but was extended to expire on December 31, 2024. The outstanding balance of the line of credit is $400,000 as at December 31, 2019. This loan was repaid on June 22, 2020.

In June 2010, we entered into a promissory note with Mr. Galletti as the lender in the amount of $150,000, which bore interest at 8.0% per annum. This note was repaid on June 2, 2020.

Leases

A wholly-owned subsidiary of ours, Ittella Properties, LLC, leases two buildings from two separate entities which are both under the common ownership of Salvatore Galletti. Ittella Properties was formed to own and manage the properties leased in these arrangements. Ittella Properties is a variable interest entity and Ittella Parent consolidates this entity’s accounts in its consolidated financial statements as of 2020 and 2019.

Indemnification Agreements and Directors and Officers Liability Insurance

Our certificate of incorporation and Bylaws limit the personal liability of our directors to our stockholders or us for monetary damages in any proceeding by reason of the fact that he or she is or was a director or officer of ours to the fullest extent permitted by the Delaware General Corporation Law. In addition, we maintain directors’ and officers’ liability insurance to provide our directors and officers with insurance coverage for losses arising from claims based on breaches of duty, negligence, errors and other wrongful acts. We have entered into indemnification agreements with our officers and directors.

Policies and Procedures for Related Person Transactions

The Delaware General Corporation Law and our certificate of incorporation and Bylaws contain customary provisions relating to the approval of related party transactions. We had no additional policies or procedures prior to the Business Combination with respect to related party transactions.

Effective upon the consummation of the Business Combination, our Board adopted a written related person transaction policy that set forth the policies and procedures for the review and approval or ratification of related person transactions. Our policy requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000 and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate the information to our audit committee or another independent body of our Board. No related person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our Board. It is our policy that directors interested in a related person transaction will recuse themselves from any such vote. Our policy does not specify the standards to be applied by its audit committee or another independent body of its board of directors in determining whether or not to approve or ratify a related person transaction, although such determinations will be made in accordance with Delaware law.

WHERE TO GET ADDITIONAL INFORMATION

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://ir.tattooedchef.com/.

COST OF PROXY STATEMENT

We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

STOCKHOLDER COMMUNICATIONS

General.    We provide an informal process for stockholders to send communications to our Board and its members. Stockholders who wish to contact the Board or any of its members may do so by writing to Tattooed Chef, Inc., 6305 Alondra Blvd., Paramount, CA, 90723. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Secretary, Stephanie Dieckmann, care of Tattooed Chef, Inc., 6305 Alondra Blvd., Paramount, CA, 90723.

HOW TO SUBMIT STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholder Proposals for Inclusion in 2022 Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2022 proxy statement. Any such proposal must be submitted in writing by January 18, 2022 to our Secretary, Stephanie Dieckmann, care of Tattooed Chef, Inc., 6305 Alondra Blvd., Paramount, CA, 90723. If we change the date of our 2022 annual meeting by more than thirty days from the date of the previous year’s annual meeting, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our Bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholder Director Nominations for Inclusion in 2022 Proxy Statement.

Under our Bylaws, written notice of stockholder nominations to the Board of Directors that are to be included in the proxy statement pursuant to the proxy access provisions in Article III, Section 5(b)(1) of our Bylaws must be delivered to our Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Accordingly any eligible stockholder who wishes to have a nomination considered at the 2022 annual meeting and included in our proxy statement must deliver a written notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee) to our Secretary between February 3, 2022 and March 5, 2022.

OTHER BUSINESS

Management knows of no other business that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on such matter.

ANNEX A

AMENDMENT NO. 1 TO
TATTOOED CHEF, INC. 2020 INCENTIVE AWARD PLAN

This Amendment No. 1 to the Tattooed Chef, Inc. 2020 Incentive Award Plan, as amended from time to time, including by this Amendment No. 1 (the “Plan”) is made as of April 7, 2021. Capitalized terms used herein without definition shall have the meanings ascribed to those terms in the Plan.

WHEREAS, on September 23, 2020, the Board of Tattooed Chef, Inc., a Delaware corporation formerly known as Forum Merger II Corporation (the “Company”) established, adopted and approved the Plan, which was ratified and approved by the stockholders of the Company on October 15, 2020;

WHEREAS, Section 13 of the Plan permits the Board to amend the Plan, subject, in the case of amendments requiring stockholder approval under the rules of any securities exchange on which the Common Shares may then be listed, to the approval by the Company’s stockholders of such amendment;

WHEREAS, the Board desires to amend the Plan to increase the annual compensation limit for chairpersons of Board committees;

WHEREAS, this Amendment No. 1 shall be submitted to the Company’s stockholders for approval, and shall become effective as of the date on which the Company’s stockholders approve Amendment No. 1 (the “Effective Date”);

WHEREAS, if the Company’s stockholders fail to approve this Amendment, the existing Plan shall continue in full force and effect;

NOW, THEREFORE, pursuant to Section 13 of the Plan, the Plan is hereby amended as follows, effective as of the Effective Date:

1.     Section 5(b) of the Plan is hereby amended and restated in its entirety to read as follows:

“(b)     Subject to Section 12, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 5,200,000 Common Shares; and (ii) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to the non-employee director during that year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $100,000 ($125,000 in the case of any non-employee director who serves as chairperson of a duly formed and authorized committee of the Board) in total value (calculating the value of any such Awards based on the grant date fair value of the Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving the additional compensation may not participate in the decision to award the compensation.”

2.     Except as expressly amended by this Amendment No. 1, all terms and conditions of the Plan shall remain in full force and effect. This Amendment No. 1 shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of laws.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the Tattooed Chef, Inc. 2020 Incentive Award Plan, on the date first set forth above, to be effective as of the Effective Date.

TATTOOED CHEF, INC.
By:
Name: Salvatore Galletti
Title: Chief Executive Officer

ANNEX A-1

ANNEX B

CURRENT PLAN OF THE COMPANY

ANNEX B-1

TATTOOED CHEF, INC. 2020 INCENTIVE AWARD PLAN

1.     Establishment of the Plan; Effective Date; Duration.

(a)     Establishment of the Plan; Effective Date. Tattooed Chef, Inc., a Delaware corporation (the “Company”), hereby establishes this incentive compensation plan to be known as the “Tattooed Chef, Inc. 2020 Incentive Award Plan,” as amended from time to time (the “Plan”). The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards and Dividend Equivalents. The Plan shall become effective upon the date on which the Plan is approved by the affirmative vote of the holders of a majority of the Common Shares which are present or represented and entitled to vote and voted at a meeting (the “Effective Date”). If the Plan is not so approved by the stockholders of the Company, then the Plan will be null and void in its entirety. The Plan shall remain in effect as provided in Section 1(b). Capitalized but undefined terms shall have the meaning set forth in Section 3.

(b)     Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 13. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

2.     Purpose. The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby certain directors, officers, employees, consultants and advisors (and certain prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

3.     Definitions. Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

(a)     “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)     “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Shares are listed or quoted, and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted, as are in effect from time to time.

(c)     “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Awards, Other Cash-Based Awards, and/or Dividend Equivalents granted under the Plan.

(d)     “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains terms and conditions determined by the Committee, consistent with and subject to the terms and conditions of the Plan. An Award Agreement may be a unilateral agreement, if determined by the Committee.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Cause” means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (A) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting or similar agreement between the Participant and the Company or an Affiliate in effect at the time of termination, or (B) in the absence of an employment or consulting or similar agreement (or the absence of any definition of  “Cause” contained therein), a Participant’s (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial

ANNEX B-2

performance or the relationship the Company has with its customers; (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates (other than due to a disability, as determined by the Committee), which refusal, if curable, is not cured within 15 days after delivery of written notice thereof; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within 15 days after the delivery of written notice thereof; (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation and/or proprietary rights; (vii) material violation of the Company’s written policies or codes of conduct, including those related to discrimination, harassment, performance of illegal or unethical practices, and ethical misconduct; or (viii) in the case of a director, repeated failure to participate in Board meetings (including meetings of any Board committee of which the director is a member) on a regular basis despite having received proper notice of meetings in advance.

(g)     “Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of  “Change in Control,” be deemed to occur upon any of the following events:

(i)     any “person” as that term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company or any of its Affiliates, (B) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of those securities, or (D) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Shares) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by way of merger, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the total voting power of the then outstanding voting securities of the Company;

(ii)     during any period of two consecutive years, individuals who, at the beginning of that period, constitute the Board and any new director of the Board whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of a majority of the directors of the Board then still in office who either were directors of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(iii)     the consummation of a merger or consolidation of the Company with any other company, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after the merger or consolidation;

(iv)     the consummation of a plan of complete liquidation of the Company or the sale or disposition by the Company of all or substantially all the Company’s assets; or

(v)     any other event specified as a “Change in Control” in an applicable Award Agreement.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Code Section 409A, to the extent required to avoid the imposition of additional taxes under Code Section 409A, the transaction or event described in subsection (i), (ii), (iii), (iv), or (v) with respect to the Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of the Award if the transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

(h)     “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under that section, and any amendments or successor provisions to that section, regulations or guidance.

ANNEX B-3

(i)     “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(j)     “Common Shares” means shares of the Company’s common stock, par value $0.0001 per share (and any stock or other securities into which ordinary shares may be converted or into which they may be exchanged).

(k)     “Company” means Tattooed Chef, Inc., a Delaware corporation.

(l)     “Date of Grant” means the date on which the granting of an Award is authorized, or other date specified in the authorization.

(m)     “Dividend Equivalent” means a right to receive the equivalent value (in cash or Common Shares) of ordinary dividends that would otherwise be paid on the Common Shares subject to an Award that is a full-value award but that have not been issued or delivered, awarded under Section 11.

(n)     “Effective Date” has the meaning set forth in Section 1(a).

(o)     “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

(p)     “Eligible Person” with respect to an Award denominated in Common Shares, means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate; provided that if the Securities Act applies those persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(q)     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

(r)     “Exercise Price” has the meaning set forth in Section 7(b).

(s)     “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)     If the Common Shares are listed on any established stock exchange or a national market system, the Fair Market Value will be the closing sales price for the Common Shares (or the closing bid, if no sales were reported) as quoted on that exchange or system on the day of determination, as reported in The Wall Street Journal or other source the Committee deems reliable;

(ii)     If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or other source the Committee deems reliable; or

(iii)     In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Committee.

(iv)     Notwithstanding the foregoing, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A.

(t)     “Good Reason” means, unless the applicable Award Agreement states otherwise: (a) if a Participant is a party to an employment or service agreement with the Company or its Affiliates and the agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no agreement exists or if the agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material,

ANNEX B-4

adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than 50 miles.

(u)     “Immediate Family Members” has the meaning set forth in Section 14(b)(ii).

(v)     “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Code Section 422 and otherwise meets the requirements set forth in the Plan.

(w)     “Indemnifiable Person” has the meaning set forth in Section 4(e).

(x)     “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet any other requirements, if any, the Committee determines are necessary in order to avoid an accounting earnings charge on account of the use of those shares to pay the Exercise Price or satisfy a tax or deduction obligation of the Participant.

(y)     “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)     “Option” means an Award granted under Section 7.

(aa)     “Option Period” has the meaning set forth in Section 7(c).

(bb)     “Other Cash-Based Award” means a cash Award granted to a Participant under Section 10, including cash awarded as a bonus or upon the attainment of any performance goals or otherwise as permitted under the Plan.

(cc)     “Other Stock-Based Award” means an equity-based or equity-related Award, other than an Option, SAR, Restricted Stock, Restricted Stock Unit or Dividend Equivalent, granted in accordance with the terms and conditions set forth under Section 10 (including upon the attainment of any performance goals or otherwise as permitted under the Plan).

(dd)     “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

(ee)     “Permitted Transferee” has the meaning set forth in Section 14(b)(ii).

(ff)     “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.

(gg)     “Plan” means this Tattooed Chef, Inc. 2020 Incentive Award Plan, as amended from time to time.

(hh)     “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ii)     “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9.

(jj)     “Restricted Stock” means Common Shares, subject to certain specified performance or time-based restrictions (including, without limitation, a requirement that the Participant remain continuously employed, provide continuous services for a specified period of time, or attain specified performance objectives), granted under Section 9.

(kk)     “SAR Period” has the meaning set forth in Section 8(b).

ANNEX B-5

(ll)     “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under that section, and any amendments or successor provisions to those section, rules, regulations or guidance.

(mm)     “Stock Appreciation Right” or “SAR” means an Award granted under Section 8.

(nn)     “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(oo)     “Subsidiary” means, with respect to any specified Person:

(i)     any corporation, association or other business entity (other than a partnership) of which more than 50% of the total voting power of shares or other equity interests (without regard to the occurrence of any contingency and after giving effect to any voting agreement, stockholders’ agreement, operating agreement, or other agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii)     any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is that Person or Subsidiary of that Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(pp)     “Substitute Award” has the meaning set forth in Section 5(e).

4.     Administration.

(a)     The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member fails to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b)     Subject to the provisions of the Plan and Applicable Laws, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award (including any performance goals, criteria, and/or periods applicable to Awards); (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan, including any changes required to comply with Applicable Laws (including any amendments to the terms and conditions of outstanding Awards in response to changes in Applicable Laws); (viii) establish, amend, suspend, or waive any rules and regulations and appoint any agents the Committee deems appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)     The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the Exchange Act.

ANNEX B-6

(d)     Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

(e)     No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by the Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which the Indemnifiable Person may be a party or in which the Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by the Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by the Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against the Indemnifiable Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over the defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon the Indemnifiable Person determines that the acts or omissions of the Indemnifiable Person giving rise to the indemnification claim resulted from the Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that the right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which the Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify the Indemnifiable Persons or hold them harmless.

(f)     Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to those Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.     Grant of Awards; Shares Subject to the Plan; Limitations.

(a)     The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Other Cash-Based Awards, and/or Dividend Equivalents to one or more Eligible Persons.

(b)     Subject to Section 12, Awards granted under the Plan shall be subject to the following limitations: (i) the Committee is authorized to deliver under the Plan an aggregate of 5,200,000 Common Shares; and (ii) the maximum number of Common Shares that may be granted under the Plan during any single fiscal year to any Participant who is a non-employee director, when taken together with any cash fees paid to the non-employee director during that year in respect of his or her service as a non-employee director (including service as a member or chair of any committee of the Board), shall not exceed $100,000 in total value (calculating the value of any such Awards based on the grant date fair value of the Awards for financial reporting purposes); provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Stock Market or other securities exchange on which the Common Shares are traded) may make exceptions to this limit for a non-executive chair of the Board, if any, in which case the non-employee Director receiving the additional compensation may not participate in the decision to award the compensation. Notwithstanding the automatic annual increase set forth in (i) above, the Board may act prior to January 1st of a given year to provide that there will be no increase in the share reserve for that year or that the increase in the share reserve for that year will be a lesser number of Common Shares than would otherwise occur pursuant to the stipulated percentage.

(c)     If (i) any Option or other Award granted hereunder is exercised through the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, or (ii) tax or deduction liabilities arising from the Option or other Award are satisfied by the tendering of Common Shares (either actually or by attestation) or by the withholding of Common Shares by the Company, then in each case the

ANNEX B-7

Common Shares so tendered or withheld shall be added to the Common Shares available for grant under the Plan on a one-for-one basis. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)     Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)     Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.     Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.     Options.

(a)     Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to any other conditions not inconsistent with the Plan reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. The maximum aggregate number of Common Shares that may be issued through the exercise of Incentive Stock Options granted under the Plan is 5,200,000 Common Shares. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1); provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain approval, but rather the Option shall be treated as a Nonqualified Stock Option unless and until approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of the grant shall be subject to and comply with any rules prescribed by Code Section 422. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) does not qualify as an Incentive Stock Option, then, to the extent of the nonqualification, the Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)     Exercise Price. Except with respect to Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of that share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of the Option, owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422-2(f)), the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further, that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)     Vesting and Expiration. Options shall vest and become exercisable in the manner (including any terms and conditions) and on the date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as determined by the Committee in the applicable Award Agreement) and shall expire after that period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the total combined voting power of all classes of shares of the Company or any related corporation (as determined in accordance with Treasury Regulation Section 1.422- 2(f)); provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of the Option other than with respect to exercisability. In the event of any termination of employment or service with the Company and its Affiliates thereof of a Participant who

ANNEX B-8

has been granted one or more Options, the Options shall be exercisable at the time or times and subject to the terms and conditions set forth in the Award Agreement. If the Option would expire at a time when the exercise of the Option would violate applicable securities laws, the expiration date applicable to the Option will be automatically extended to a date that is 30 calendar days following the date the exercise would no longer violate applicable securities laws (so long as the extension does not violate Code Section 409A); provided, that in no event shall the expiration date be extended beyond the expiration of the Option Period.

(d)     Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any taxes required to be withheld or paid. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the applicable Award Agreement and accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of the shares to the Company); provided that the Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by any other method the Committee permits in accordance with Applicable Laws, in its sole discretion, including without limitation: (A) in other property having a Fair Market Value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at that time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Fair Market Value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether the fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e)     Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of the Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of the Common Shares before the later of  (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)     Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other Applicable Laws or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.     Stock Appreciation Rights.

(a)     Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to any other conditions not inconsistent with the Plan reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)     Strike Price. The Strike Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of the share determined as of the Date of Grant.

ANNEX B-9

(c)     Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option (including the terms and conditions set forth in the applicable Award Agreement). A SAR granted independent of an Option shall vest and become exercisable and shall expire in the manner (including any terms and conditions) and on the date or dates determined by the Committee (including, if applicable, the attainment of any performance goals, as shall be determined by the Committee in the applicable Award Agreement) and shall expire after that period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of the SAR other than with respect to exercisability. In the event of any termination of employment or service with the Company and its Affiliates thereof of a Participant who has been granted one or more SAR, the SARs shall be exercisable at the time or times and subject to the terms and conditions as set forth in the Award Agreement (or in the underlying Option Award Agreement, as may be applicable). If the SAR would expire at a time when the exercise of the SAR would violate applicable securities laws, the expiration date applicable to the SAR will be automatically extended to a date that is 30 calendar days following the date the exercise would no longer violate applicable securities laws (so long as the extension shall not violate Code Section 409A); provided, that in no event shall the expiration date be extended beyond the expiration of the SAR Period.

(d)     Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the applicable Award Agreement, specifying the number of SARs to be exercised and the date on which the SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, the SAR shall be deemed to have been exercised by the Participant on the last day of the Option Period and the Company shall make the appropriate payment therefor.

(e)     Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Common Share on the exercise date over the Strike Price, less an amount equal to any taxes required to be withheld or paid. The Company shall pay this amount in cash, in Common Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Common Shares, or whether the fractional Common Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

9.     Restricted Stock and Restricted Stock Units.

(a)     Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each grant shall be subject to the conditions set forth in this Section 9, and to any other terms and conditions not inconsistent with the Plan reflected by the Committee in the applicable Award Agreement (including the performance goals, if any, upon whose attainment the Restricted Period shall lapse in part or full).

(b)     Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in the restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by the agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a stockholder as to the Restricted Stock, including without limitation the right to vote the Restricted Stock and the right to receive dividends, if applicable.

ANNEX B-10

To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing the shares shall be returned to the Company, and all rights of the Participant to the shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)     Vesting. Unless otherwise provided by the Committee in an Award Agreement, the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)     Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)     Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to those shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a Fair Market Value equal to the amount of the dividends, upon the release of restrictions on the share and, if the share is forfeited, the Participant shall have no right to the dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii)     Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Common Share for each outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of the Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if delivery would result in a violation of Applicable Laws until it is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of the payment shall be equal to the Fair Market Value of the Common Shares as of the date on which the Restricted Period lapsed with respect to the Restricted Stock Units, less an amount equal to any taxes required to be withheld or paid.

10.     Other Stock-Based Awards and Other Cash-Based Awards.

(a)     Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Common Shares), in amounts and subject to terms and conditions, determined by the Committee (including, if applicable, the attainment of any performance goals, as set forth in the applicable Award Agreement). Other Stock-Based Awards may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares. The terms and conditions of the Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all the Awards or all Participants receiving the Awards.

(b)     Other Cash-Based Awards. The Committee may grant a cash Award granted to a Participant not otherwise described by the terms of the Plan, including cash awarded as a bonus or upon the attainment of any performance goals or otherwise as permitted under the Plan.

(c)     Value of Awards. Each Other Stock-Based Award shall be expressed in terms of Common Shares or units based on Common Shares, as determined by the Committee, and each Other Cash-Based Award shall be shall be expressed in terms of cash, as determined by the Committee. The Committee may establish performance goals and/or criteria in its discretion, and any such performance goals and/or criteria shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals and/or criteria, the number and/or value of Other Stock-Based Awards or Other Cash-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals and/or criteria are met.

ANNEX B-11

(d)     Payment of Awards. Payment, if any, with respect to an Other Stock-Based Award or Other Cash-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Common Shares or a combination of cash and Common Shares, as the Committee determines.

(e)     Vesting. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards or Other Cash-Based Awards following the Participant’s termination of employment or service (including by reason of the Participant’s death, disability (as determined by the Committee), or termination for or without Cause or for or without Good Reason). These provisions shall be determined in the sole discretion of the Committee and these provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards or Other Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for the termination of employment or service.

11.     Dividend Equivalents. No adjustment shall be made in the Common Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Common Shares prior to issuance of the Common Shares under the Award. The Committee may grant Dividend Equivalents based on the dividends declared on Common Shares that are subject to any Award (other than an Option or Stock Appreciation Right). Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the Date of Grant of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee; however, Dividend Equivalents shall not be payable unless and until the Award becomes payable, and shall be subject to forfeiture to the same extent as the underlying Award. Dividend Equivalents may be subject to any additional limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be payable in cash, Common Shares or converted to full-value Awards, calculated based on a formula determined by the Committee.

12.     Changes in Capital Structure and Similar Events. In the event of  (i) any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (ii) unusual or infrequently occurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make the adjustments it deems equitable, including without limitation any or all of the following:

(a)     adjusting any or all of  (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, any performance goals and/or criteria);

(b)     providing for a substitution or assumption of Awards in a manner that substantially preserves the applicable terms of the Awards;

(c)     accelerating the exercisability or vesting of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of the event;

(d)     modifying the terms of Awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the exercisability or vesting of or lapse of restrictions thereon will accelerate;

ANNEX B-12

(e)     deeming any performance measures (including, without limitation, any performance goals and/or criteria) satisfied at target, maximum or actual performance through closing or any other level determined by the Committee in its sole discretion, or providing for the performance measures to continue (as is or as adjusted by the Committee) after closing;

(f)     providing that for a period prior to the Change in Control determined by the Committee in its sole discretion, any Options or SARs that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Common Shares subject thereto (but the exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place after giving the notice for any reason whatsoever, the exercise will be null and void) and that any Options or SARs not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control; and

(g)     canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of the Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in that event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Common Shares subject to the Option or SAR over the aggregate Exercise Price or Strike Price of the Option or SAR, respectively (it being understood that, in that event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect the equity restructuring. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, the adjustment shall be conclusive and binding for all purposes.

13.     Amendments and Termination.

(a)     Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that (i) no amendment to Section 13(b) (to the extent required by the proviso in Section 13(b)) shall be made without stockholder approval and (ii) no amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if the approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted); provided, further, that any amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective as to the affected Participant, holder or beneficiary without the consent of the affected Participant, holder or beneficiary.

(b)     Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that the waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; provided, further, that without stockholder approval, except as otherwise permitted under Section 12, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR where the Fair Market Value of the Common Shares underlying the Option or SAR is less than its Exercise Price or Strike Price, as applicable, and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

14.     General.

(a)     Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a

ANNEX B-13

web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on the Award of the death, disability or termination of employment or service of a Participant, or of any other events determined by the Committee. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Committee need not treat Participants or Awards (or portions thereof) uniformly.

(b)     Nontransferability.

(i)     Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under Applicable Laws, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and the purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)     Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to any rules the Committee adopts consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as that term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement. (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that the transfer would comply with the requirements of the Plan.

(iii)     The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of the Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not the notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c)     Tax Withholding and Deductions.

(i)     A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to deduct and withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required taxes (up to the maximum statutory rate under Applicable Laws as in effect from time to time as determined by the Committee) and deduction in respect of an Award, its grant, vesting or exercise, or any payment or transfer under an Award or under the Plan and to take any other action necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of the taxes.

ANNEX B-14

(ii)     Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing tax and deduction liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares, except as otherwise determined by the Committee) owned by the Participant having a Fair Market Value equal to the liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to the liability.

(d)     No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not the Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)     International Participants. With respect to Participants who reside or work outside of the United States of America, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to those Participants in order to conform the terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)     Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)     Termination of Employment/Service. Unless determined otherwise by the Committee at any point following the event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but the Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), the change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)     No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares or other securities that are subject to Awards hereunder until the shares have been issued or delivered to that person.

(i)     Government and Other Regulations.

(i)     The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all Applicable Laws, rules, and regulations, and to any approvals required by governmental agencies. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering

ANNEX B-15

to sell or selling, any Common Shares or other securities pursuant to an Award unless the shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that the shares may be offered or sold without registration pursuant to an available exemption therefrom and the terms and conditions of the exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares or other securities to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to any stop transfer orders and other restrictions the Committee deems advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which the shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9, the Committee may cause a legend or legends to be put on the certificates and Award Agreements to make appropriate reference to the restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that the Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)     The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares or other securities to the Participant, the Participant’s acquisition of Common Shares or other securities from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award denominated in Common Shares in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of  (A) the aggregate Fair Market Value of the Common Shares subject to the Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). This amount shall be delivered to the Participant as soon as practicable following the cancellation of the Award or portion thereof.

(j)     Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to that person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of that person, or any other person deemed by the Committee to be a proper recipient on behalf of that person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)     Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt any other incentive arrangements it deems desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and these arrangements may be either applicable generally or only in specific cases.

(l)     No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered

ANNEX B-16

fund for those purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)     Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)     Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in the other plan or an agreement thereunder.

(o)     Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

(p)     Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, the provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, the provision shall be construed or deemed stricken as to that jurisdiction, person or entity or Award and the remainder of the Plan and the Award shall remain in full force and effect.

(q)     Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)     Code Section 409A.

(i)     Notwithstanding any provision of this Plan to the contrary, all Awards made under this Plan are intended to be exempt from or, in the alternative, comply with Code Section 409A and the interpretive guidance thereunder, including the exceptions for stock rights and short-term deferrals. The Plan shall be construed and interpreted in accordance with that intent. Each payment under an Award shall be treated as a separate payment for purposes of Code Section 409A.

(ii)     If a Participant is a “specified employee” (as that term is defined for purposes of Code Section 409A) at the time of his or her termination of service, no amount that is nonqualified deferred compensation subject to Code Section 409A and that becomes payable by reason of the termination of service shall be paid to the Participant (or in the event of the Participant’s death, the Participant’s representative or estate) before the earlier of  (x) the first business day after the date that is six months following the date of the Participant’s termination of service, and (y) within 30 days following the date of the Participant’s death. For purposes of Code Section 409A, a termination of service shall be deemed to occur only if it is a “separation from service” within the meaning of Code Section 409A, and references in the Plan and any Award Agreement to “termination of service” or similar terms shall mean a “separation from service.” If any Award is or becomes subject to Code Section 409A, unless the applicable Award Agreement provides otherwise, the Award shall be payable upon the Participant’s “separation from service” within the meaning of Code Section 409A. If any Award is or becomes subject to Code Section 409A and if payment of the Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as that term is defined for purposes of Code Section 409A.

ANNEX B-17

(iii)     Any adjustments made pursuant to Section 12 to Awards that are subject to Code Section 409A shall be made in compliance with the requirements of Code Section 409A, and any adjustments made pursuant to Section 12 to Awards that are not subject to Code Section 409A shall be made in such a manner as to ensure that after the adjustment, the Awards either (x) continue not to be subject to Code Section 409A or (y) comply with the requirements of Code Section 409A.

(s)     Notification of Election Under Code Section 83(b). If any Participant, in connection with the acquisition of Common Shares under an Award, makes the election permitted under Code Section 83(b), the Participant shall notify the Company of the election within ten days of filing notice of the election with the Internal Revenue Service.

(t)     Expenses; Gender; Titles and Headings; Interpretation. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than those titles or headings shall control. Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.

(u)     Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares or other securities under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

(v)     Payments. Participants shall be required to pay, to the extent required by Applicable Laws, any amounts required to receive Common Shares or other securities under any Award made under the Plan.

(w)     Clawback; Erroneously Awarded Compensation. All Awards (including on a retroactive basis) granted under the Plan are subject to the terms of any Company forfeiture, incentive compensation recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of Applicable Laws, as well as any other policy of the Company that may apply to the Awards, such as anti-hedging or pledging policies, as they may be in effect from time to time. In particular, these policies and/or provisions shall include, without limitation, (i) any Company policy established to comply with Applicable Laws (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act), and/or (ii) the rules and regulations of the applicable securities exchange or inter-dealer quotation system on which the Common Shares or other securities are listed or quoted, and these requirements shall be deemed incorporated by reference into all outstanding Award Agreements.

(x)     No Fractional Shares. No fractional shares of Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto shall be forfeited, rounded, or otherwise eliminated.

(y)     Paperless Administration. If the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

(z)     Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 14(z) by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Common Shares held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries

ANNEX B-18

and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Common Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding the Participant, request additional information about the storage and processing of the Data regarding the Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 14(z) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 14(z).

(aa)     Broker-Assisted Sales. In the event of a broker-assisted sale of Common Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (a) any Common Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) the Common Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of the sale that exceed the amount owed, the Company will pay the excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for the sale at any particular price; and (f) if the proceeds of the sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

ANNEX B-19

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail TATTOOED CHEF, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy carVotes submitted electronically online must be received by 11:59 p.m., Eastern Time, on June 2, 2021. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend, visit: https://www.cstproxy.com/tattooedchef/2021 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3. 1. Election of Directors (1) Ryan Olohan (2) David Boris (3) Marie Quintero-Johnson FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 2. Ratification of BDO USA, LLP as independent registered public accounting firm. FOR AGAINST ABSTAIN 3. Approval of an amendment to Tattooed Chef, Inc.’s 2020 Incentive Award Plan (the “Plan”) to increase the maximum annual amount of shares that may be granted under the Plan to any non- employee director who serves as chairperson of a duly formed and authorized committee of the Board, when taken together with any cash fees paid to that director, by $25,000 to $125,000. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date 2021. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders To view the 2021 Proxy Statement, 2021 Annual Report and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/tattooedchef/2021 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TATTOOED CHEF, INC. The undersigned appoints Salvatore Galletti and Stephanie Dieckmann, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Tattooed Chef, Inc. held of record by the undersigned at the close of business on April 5, 2021 at the Annual Meeting of Stockholders of Tattooed Chef, Inc. to be held on June 3, 2021, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE THREE CLASS I NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)